Exhibit 99.1


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Real Estate Fund 85-A Limited Partnership (the "Partnership") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Johnson, President of Net Lease Management 85-A, Inc.., the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                           /s/ Robert P Johnson
                               Robert P. Johnson, President
                               Net Lease Management 85-A, Inc.
                               Managing General Partner
                               May 12, 2003